UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 9, 2006

STATE NATIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-51548	75-2641879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Mercantile Plaza Drive Suite 300 Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)

(817) 547-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE

State National Bancshares, Inc. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for investor meetings scheduled to occur March 9, 2006 and March 15-16, 2006.  The Company is not undertaking to update this presentation.  The report should not be deemed an admission as to the materiality of any information contained in the presentation.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit 99.1      State National Bancshares, Inc. investor presentation materials

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL BANCSHARES, INC.

Date: March 8, 2006	By:	/s/ Don E. Cosby
Don E. Cosby, Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	State National Bancshares, Inc. investor presentation materials